 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2018

INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Caspian Court
Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip Code)
(408) 572-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.
On December 10, 2018, Infinera Corporation (the “Company”) implemented a restructuring initiative as part of a comprehensive review of the Company’s operations and ongoing integration synergies in order to optimize resources for future growth, improve efficiencies and address redundancies following the Coriant acquisition. The initial phase of the restructuring action will begin immediately and the Company expects a substantial majority of the underlying activities of this action to be completed by December 29, 2018.

The Company estimates it will incur severance and employee-related costs expected to be in the range of $6 million to $8 million related to this initial phase of the restructuring initiative. The Company is continuing to review the potential impact of the restructuring initiative, and is unable to estimate any additional significant costs or charges at this time, which are expected to include one-time retention costs and facilities-related and other costs.

In addition, the Company has plans to further execute on its restructuring initiative over the course of fiscal 2019 in order to deliver on its anticipated synergies. The Company will amend this Current Report on Form 8-K or disclose in another periodic filing with the Securities and Exchange Commission (the “SEC”), material changes to the scope or cost of the restructuring initiative.

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the expected costs and the expected timing of the restructuring initiative; and the Company’s ability to achieve its anticipated synergy targets. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 29, 2018, filed with the SEC, and the Company’s subsequent current and periodic reports filed with the SEC. Except as otherwise required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: December 10, 2018	By:	/s/ BRAD D. FELLER
Brad D. Feller Chief Financial Officer